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                                 Exhibit 10.41


                 AMENDMENT NO. 1 TO THE 1991 STOCK OPTION PLAN

                           OF LIFELINE SYSTEMS, INC.



     Section 4 of the 1991 Stock Option Plan (the "Plan") of Lifeline Systems, Inc. (the "Company") is hereby amended, subject to stockholder approval, to increase from 150,000 to 175,000 the number of shares of Common Stock authorized for issuance to non-employee directors of the Company under the Plan.



                                    Adopted by the Board of
                               Directors on January 31, 1996